SMEAD FUNDS TRUST

Supplement dated September 29, 2025 to the

Prospectus

dated March 30, 2025, as previously supplemented

	Investor Class Shares		Class A Shares		Class C Shares		Class I1 Shares		Class I2 Shares		Class R1 Shares		Class R2 Shares		Class Y Shares
Smead International Value Fund	(SVXLX	)	(SVXAX	)	(SVXCX	)	(SVXFX	)	(SVXIX	)	—		—		(SVXYX	)

Smead Value Fund	(SMVLX	)	(SVFAX	)	(SVFCX	)	(SVFFX	)	—		(SVFDX	)	(SVFKX	)	(SVFYX	)

This Supplement updates certain information contained in the Prospectus dated March 30, 2025, for the Smead International Value Fund and Smead Value Fund (each, a “Fund,” and together, the “Funds”). You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling the Funds (toll-free) at 877-807-4122 or by visiting the Funds’ website at https://smeadcap.com/smead-funds/.

The following disclosure replaces the existing similar disclosure contained under “Exhibit A – Sales Charge Waivers”, beginning on page 60 of the Prospectus:

Wells Fargo

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of a fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•

Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

•	Contingent deferred sales charges (CDSC) imposed on Fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of a Fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•

Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•

Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

•	Gift of shares will not be considered when determining breakpoint discounts

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE